EXHIBIT 99.2(n)



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Accountants and Legal Counsel" and to the use of our report on Ivy Multi-Strategy Hedge Fund LLC dated March 19, 2003, which is incorporated by reference, in this Registration Statement (Form N-2 No. 33-108118) of Ivy Multi-Strategy Hedge Fund LLC.






                                                         ERNST & YOUNG LLP


New York, New York
August 25, 2003